UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6642

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Connecticut Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Connecticut
Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Connecticut Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2004, through March 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

Rising energy prices, an improving labor market and robust economic growth appear to have rekindled investors’ inflation concerns. Indeed, in its comments accompanying its latest increase in short-term interest rates, the Federal Reserve Board’s Federal Open Market Committee indicated that pricing power is “more evident.” As a result, the municipal bond market recently gave back a portion of its previous gains.

Nonetheless, most analysts agree that fixed-income securities generally have held up well compared to previous periods of rising short-term interest rates. Strong investor demand and a more moderate supply of newly issued securities have supported prices of municipal bonds. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a longer-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager
How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2005, the fund achieved a total return of 0.63% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.80% for the same period.2 In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 0.35% .3

Although municipal bonds rallied over much of the reporting period, gains were largely offset by weakness during the first quarter of 2005, when rising interest rates and inflationary pressures took their toll on most fixed-income securities. The fund produced a return that was higher than its Lipper category average, primarily due to our emphasis on intermediate-term, income-oriented securities, but lower than its benchmark, which contains bonds from many states, not just Connecticut, and does not reflect mutual fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut state personal income taxes.The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The reporting period began and ended with heightened volatility. In April 2004, strengthening labor markets and rising commodity prices sparked concerns that inflationary pressures might rise. In response, in late June 2004, the Federal Reserve Board (the “Fed”) implemented its first increase in the overnight federal funds rate in approximately four years. Six additional rate hikes followed over the course of the reporting period, and by the end of March 2005 the federal funds rate had climbed from 1% to 2.75% .

However, unlike previous moves toward higher interest rates, longer-term bond yields did not rise initially. Instead, they declined over the second half of 2004 as investors apparently believed that the moderate pace of economic recovery was not strong enough to ignite an acceleration of inflation.That attitude seemed to change in the first quarter of 2005, when Fed chairman Alan Greenspan called the resilience of longer-term bonds a “conundrum” and noted a return of pricing power for many businesses.

The fund’s performance also was positively influenced by an improving credit environment in Connecticut. The state enjoyed higher tax

4

revenues in the recovering economy, which relieved some of the fiscal pressure it had experienced during the downturn.As a result, the state estimates that it will end the current fiscal year with a budget surplus, much of which Governor Rell has proposed to use in addressing the state’s longer-term structural budget deficit.

In this environment, we attempted to adopt a relatively defensive investment posture by reducing the fund’s effective average duration toward a range we considered slightly shorter than industry averages. In addition, we intensified our focus on securities in the eight- to 12-year maturity range, which we believed offered attractive relative value, and we de-emphasized securities in the four- to six-year maturity range, where volatility was pronounced.When purchasing new securities, we tended to favor income-oriented, premium-priced, callable bonds that historically have tended to hold up well during market declines.

What is the fund’s current strategy?

Because we expect the Fed to continue to raise short-term interest rates, we have maintained the fund’s relatively defensive investment posture, including a focus on premium bonds. In addition, we have maintained the fund’s emphasis on credit quality. In our view, these are prudent strategies as Connecticut’s economic recovery progresses.

April 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 3/31/05
		1 Year	5 Years	10 Years

Fund		0.63%	4.90%	4.93%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Connecticut Intermediate Municipal Bond Fund on 3/31/95 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Connecticut municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph takes into account fees and expenses.The Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Connecticut Intermediate Municipal Bond Fund from October 1, 2004 to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2005

Expenses paid per $1,000 †	$ 3.84
Ending value (after expenses)	$999.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2005

Expenses paid per $1,000 †	$ 3.88
Ending value (after expenses)	$1,021.09

† Expenses are equal to the fund’s annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS March 31, 2005
	Principal
Long-Term Municipal Investments—95.7%	Amount ($)		Value ($)

Connecticut—71.3%
Bridgeport 6%, 9/1/2006 (Insured; AMBAC)	1,750,000		1,829,064
Connecticut:
5.25%, 3/15/2010 (Insured; MBIA)	5,100,000		5,441,801
5.25%, 12/15/2010	50,000		54,725
5.375%, 12/15/2010 (Insured; MBIA)	4,100,000		4,520,537
8.172%, 12/15/2010	1,250,000	[a,b]	1,486,275
5.75%, 6/15/2011 (Prerefunded 6/15/2010)	30,000	[c]	33,188
9.172%, 6/15/2011	1,500,000	[a,b]	1,818,810
5.125%, 11/15/2013	1,500,000		1,623,090
Airport Revenue (Bradley International Airport):
5.25%, 10/1/2014 (Insured; FGIC)	2,000,000		2,121,240
5.25%, 10/1/2017 (Insured; FGIC)	2,275,000		2,385,542
Special Tax Obligation Revenue
(Transportation Infrastructure):
5.25%, 9/1/2007	1,115,000		1,175,221
5.25%, 9/1/2007 (Insured; MBIA)	1,360,000		1,434,106
5.375%, 9/1/2008	2,500,000		2,684,825
5.50%, 11/1/2012 (Insured; FSA)	4,180,000		4,682,520
5.375%, 7/1/2013 (Insured; FSA)	1,000,000		1,100,930
Connecticut Clean Water Fund, Revenue
5.125%, 7/1/2007 (Insured; MBIA)	2,000,000		2,024,360
Connecticut Development Authority:
First Mortgage Gross Revenue
(Health Care Project):
(Church Homes, Inc.) 5.70%, 4/1/2012	1,990,000		2,005,542
(Elim Park Baptist) 5.375%, 12/1/2011	1,765,000		1,799,594
PCR (United Illuminating) 3%, 2/1/2009	2,500,000		2,442,275
Revenue (Duncaster Project)
5.50%, 8/1/2011 (Insured; Radian)	2,405,000		2,619,694
Connecticut Health and Educational
Facilities Authority, Revenue:
(Greenwich Hospital)
5.75%, 7/1/2006 (Insured; MBIA)	1,000,000		1,037,260
(Hospital for Special Care) 5.125%, 7/1/2007	1,100,000		1,105,126
(Nursing Home Program—
3030 Park Fairfield Health Center)
6.25%, 11/1/2021	2,500,000		2,656,050
(Saint Mary’s Hospital) 6%, 7/1/2005	1,070,000		1,074,280
(Stamford Hospital)
5.20%, 7/1/2007 (Insured; MBIA)	2,210,000		2,313,097

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue (continued):
(University of Hartford)
5.50%, 7/1/2022 (Insured; Radian)	2,000,000		2,153,880
(University of New Haven):
6%, 7/1/2006	200,000		203,698
6.625%, 7/1/2016	2,000,000		2,079,100
(Windham Community Memorial Hospital)
5.75%, 7/1/2011 (Insured; ACA)	675,000		705,679
(Yale—New Haven Hospital)
5.50%, 7/1/2013 (Insured; MBIA)	1,000,000		1,050,110
Connecticut Higher Education Supplemental Loan
Authority, Revenue
(Family Education Loan Program):
5.80%, 11/15/2005 (Prerefunded 4/15/2005)	765,000	[c]	781,180
5.90%, 11/15/2006 (Prerefunded 4/15/2005)	810,000	[c]	827,164
5.50%, 11/15/2008	855,000		857,445
5.60%, 11/15/2009	910,000		912,685
5.625%, 11/15/2011 (Insured; AMBAC)	635,000		645,509
Connecticut Resource Recovery Authority, Revenue:
(American Refunding-Fuel Co)
5.50%, 11/15/2015	3,250,000		3,336,483
(Bridgeport Resco Co. LP Project)
5.375%, 1/1/2006 (Insured; MBIA)	2,500,000		2,551,750
(Mid-Connecticut System) 5.50%, 11/15/2012
(Prerefunded 11/15/2010)	1,000,000	[c]	1,092,960
Fairfield 5.50%, 4/1/2011	2,030,000		2,256,710
Greenwich Housing Authority, MFHR
(Greenwich Close) 6.25%, 9/1/2017	2,000,000		2,010,900
Hamden 5.25%, 8/15/2014 (Insured; MBIA)	1,000,000		1,093,490
Hartford, Parking System Revenue
6.40%, 7/1/2020 (Prerefunded 7/1/2010)	1,000,000	[c]	1,137,660
Middletown 5%, 4/15/2008	1,760,000		1,864,034
New Canaan:
5.25%, 2/1/2009 (Prerefunded 2/1/2006)	550,000	[c]	562,595
5.30%, 2/1/2010 (Prerefunded 2/1/2006)	650,000	[c]	665,152
New Haven:
5.25%, 8/1/2006 (Insured; FGIC)	1,200,000		1,233,864
5.25%, 11/1/2011 (Insured; FGIC)	1,335,000		1,465,590

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
New Haven Air Rights Parking Facility, Revenue
5.375%, 12/1/2011 (Insured; AMBAC)	1,165,000		1,284,576
University of Connecticut:
5.25%, 2/15/2012	2,000,000		2,199,620
5.75%, 3/1/2013 (Insured; FGIC)
(Prerefunded 3/1/2010)	1,850,000	[c]	2,068,245
(Student Fee) 5.25%, 11/15/2015 (Insured; FGIC)	1,000,000		1,096,720
Waterbury 5.25%, 2/1/2014 (Insured; FSA)	2,265,000		2,491,862
Weston:
5.25%, 7/15/2017 (Prerefunded 7/15/2015)	1,350,000	[c]	1,495,314
5.25%, 7/15/2018 (Prerefunded 7/15/2015)	1,000,000	[c]	1,107,640
Westport:
5%, 8/15/2013	1,000,000		1,094,710
5%, 8/15/2016	1,500,000		1,634,595
5%, 8/15/2017	3,470,000		3,760,543
U.S. Related—24.4%
Childrens Trust Fund, Tobacco Settlement Revenue:
5.75%, 7/1/2012 (Prerefunded 7/1/2010)	1,500,000	[c]	1,661,625
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	1,300,000	[c]	1,440,075
5.75%, 7/1/2014 (Prerefunded 7/1/2010)	4,000,000	[c]	4,431,000
Guam Economic Development Authority,
Tobacco Settlement:
0/5.20%, 11/15/2007	795,000	[d]	703,543
0/5.45%, 11/15/2007	1,445,000	[d]	1,235,909
5%, 5/15/2022	240,000		242,458
Puerto Rico Commonwealth:
(Public Improvement):
5.25%, 7/1/2012 (Insured; FSA)	2,600,000		2,872,324
5.25%, 7/1/2014 (Insured; MBIA)	1,000,000		1,112,550
5.50%, 7/1/2016 (Insured; FGIC)	3,270,000		3,724,988
Puerto Rico Commonwealth Highway &
Transportation Authority, Highway Revenue
5.50%, 7/1/2016 (Insured; FGIC)	2,460,000		2,802,284

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Electric Power Authority,
Power Revenue:
6.125%, 7/1/2009 (Insured; MBIA)	4,000,000	4,465,440
5%, 7/1/2011	3,000,000	3,210,480
Virgin Islands Public Finance Authority, Revenue:
Gross Receipts Taxes Loan:
5.625%, 10/1/2010	1,000,000	1,059,970
6.375%, 10/1/2019	3,000,000	3,389,430
Senior Lien 5.50%, 10/1/2008	1,500,000	1,597,260
Total Long-Term Municipal Investments
(cost $128,473,635)		133,139,951

Short-Term Municipal Investments—2.3%

Connecticut Health and Educational Facilities Authority,
Revenue,VRDN (Quinnipiac University)
2.29% (Insured; Radian)
(cost $3,200,000)	3,200,000 [e]	3,200,000

Total Investments (cost $131,673,635)	98.0%	136,339,951
Cash and Receivables (Net)	2.0%	2,847,131
Net Assets	100.0%	139,187,082

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	MBIA	Municipal Bond Investors
AMBAC	American Municipal Bond		Assurance Insurance
	Assurance Corporation		Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi-Family Housing Revenue
	Company	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	57.9
AA		Aa		AA	17.4
A		A		A	2.9
BBB		Baa		BBB	16.4
BB		Ba		BB	1.6
F1		MIG1/P1		SP1/ A1	2.3
Not Rated [f]		Not Rated [f]		Not Rated [f]	1.5
					100.0

†	Based on net assets.
[a]	Inverse floater security—the interest rate is subject to change periodically.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been deemed to be liquid by the Board of Trustees. At March 31, 2005, these securities amounted to $3,305,085 or
2.4% of net assets.
[c]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Security which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES March 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	131,673,635	136,339,951
Cash		1,133,718
Interest receivable		1,856,161
Receivable for shares of Beneficial Interest subscribed		7,135
Prepaid expenses		5,343
		139,342,308

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		77,244
Payable for shares of Beneficial Interest redeemed		27,656
Accrued expenses		50,326
		155,226

Net Assets ($)		139,187,082

Composition of Net Assets ($):
Paid-in capital		135,313,031
Accumulated net realized gain (loss) on investments		(792,265)
Accumulated net unrealized appreciation
(depreciation) on investments		4,666,316

Net Assets ($)		139,187,082

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		10,051,626
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.85

See notes to financial statements.
The Fund 13

STATEMENT OF OPERATIONS Year Ended March 31, 2005
Investment Income ($):
Interest Income	6,396,514
Expenses:
Management fee—Note 3(a)	843,590
Shareholder servicing costs—Note 3(b)	115,254
Professional fees	53,310
Custodian fees	20,759
Trustees’ fees and expenses—Note 3(c)	18,451
Registration fees	14,387
Prospectus and shareholders’ reports	8,713
Loan commitment fees—Note 2	892
Miscellaneous	17,610
Total Expenses	1,092,966
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(5,269)
Net Expenses	1,087,697
Investment Income—Net	5,308,817

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(229,840)
Net unrealized appreciation (depreciation) on investments	(4,421,679)
Net Realized and Unrealized Gain (Loss) on Investments	(4,651,519)
Net Increase in Net Assets Resulting from Operations	657,298

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2005	2004

Operations ($):
Investment income—net	5,308,817	5,919,169
Net realized gain (loss) on investments	(229,840)	(244,747)
Net unrealized appreciation
(depreciation) on investments	(4,421,679)	396,878
Net Increase (Decrease) in Net Assets
Resulting from Operations	657,298	6,071,300

Dividends to Shareholders from ($):
Investment income—net	(5,280,176)	(5,892,086)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	18,924,936	25,013,243
Dividends reinvested	3,921,020	4,443,263
Cost of shares redeemed	(31,326,372)	(35,926,410)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(8,480,416)	(6,469,904)
Total Increase (Decrease) in Net Assets	(13,103,294)	(6,290,690)

Net Assets ($):
Beginning of Period	152,290,376	158,581,066
End of Period	139,187,082	152,290,376

Capital Share Transactions (Shares):
Shares sold	1,350,588	1,757,248
Shares issued for dividends reinvested	280,172	312,102
Shares redeemed	(2,238,348)	(2,525,363)
Net Increase (Decrease) in Shares Outstanding	(607,588)	(456,013)

See notes to financial statements.
The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.29	14.27	13.72	13.86	13.37
Investment Operations:
Investment income—net	.53[b]	.54[b]	.57[b]	.61[b]	.60
Net realized and unrealized
gain (loss) on investments	(.44)	.02	.56	(.15)	.49
Total from Investment Operations	.09	.56	1.13	.46	1.09
Distributions:
Dividends from investment income—net	(.53)	(.54)	(.58)	(.60)	(.60)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[c]
Total Distributions	(.53)	(.54)	(.58)	(.60)	(.60)
Net asset value, end of period	13.85	14.29	14.27	13.72	13.86

Total Return (%)	.63	4.02	8.31	3.44	8.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78	.78	.78	.77	.81
Ratio of net expenses
to average net assets	.77	.78	.78	.77	.79
Ratio of net investment income
to average net assets	3.78	3.82	4.05	4.38	4.46
Portfolio Turnover Rate	18.79	23.49	21.13	28.50	34.90

Net Assets, end of period ($ x 1,000)	139,187	152,290	158,581	138,003	135,571

[a]	As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended March 31, 2002 was to increase net investment income per share by
$.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 4.35% to 4.38%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

18

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $57,646, accumulated capital losses $770,305 and unrealized appreciation $4,772,428. In addition, the fund had $21,961 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2005. If not applied, $42,968 expires in fiscal 2008, $276,703 expires in fiscal 2009, $244,622 expires in fiscal 2012 and $206,012 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2005 and March 31, 2004 were as follows: tax exempt income of $5,280,176 and $5,892,086, respectively.

During the period ended March 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $28,641, increased accumulated net realized gain (loss) on investments by $1,868 and increased paid-in capital by $26,773. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the fund’s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2005, the fund was charged $58,360 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2005, the fund was charged $41,555 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $70,556 and transfer agency per account fees $6,688.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

20

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund’s exchange privilege. During the period ended March 31, 2005, redemption fees charged and retained by the fund amounted to $585.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2005, amounted to $25,909,257 and $34,727,100, respectively.

At March 31, 2005, the cost of investments for federal income tax purposes was $131,567,523; accordingly, accumulated net unrealized appreciation on investments was $4,772,428, consisting of $5,124,320 gross unrealized appreciation and $351,892 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Connecticut Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York May 4, 2005

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2005 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 193

———————

David W. Burke (69) Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84

———————

Diane Dunst (65) Board Member (1990)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 11

———————

Rosalind Gersten Jacobs (79)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant

No. of Portfolios for which Board Member Serves: 33

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Jay I. Meltzer (76) Board Member (1991)
Principal Occupation During Past 5 Years:
  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 11

———————
Daniel Rose (75) Board Member (1992)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 22

———————

Warren B. Rudman (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Allied Waste Corporation, Director
  Raytheon Company, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 20

———————
Sander Vanocur (77) Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 22 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 198 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

28

For More Information

Dreyfus Connecticut
Intermediate Municipal
Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,195 in 2004 and $29,480 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $288,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,720 in 2004 and $2,725 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies .

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $104 in 2004 and $88 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $639,435 in 2004 and $605,451 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 1, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 1, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)